UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

ALLEGION PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block D Iveagh Court Harcourt Road Dublin 2 Ireland	D02 VH94
(Address of principal executive offices)	(Zip Code)

(353)(1) 2546200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange

3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Allegion plc (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “AGM”) in Dublin, Ireland. At the AGM, the shareholders of the Company:

(1)	elected all eight of the Company’s nominees for director;
(2)	approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers;
(3)	ratified the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and authorized the Audit and Finance Committee of the Board of Directors (the “Board”) to set the independent registered public accounting firm’s remuneration for the fiscal year ending December 31, 2025;
(4)	renewed the Board’s authority to issue shares under Irish law; and
(5)	renewed the Board’s authority to issue shares for cash without first offering shares to existing shareholders (Special Resolution under Irish Law).

Set forth below are the final voting results for each proposal submitted to a vote of the Company’s shareholders at the AGM.

Proposals 1(a)-(h). Election of eight director nominees for a one-year term expiring at the end of the Company’s Annual General Meeting of Shareholders in 2026 and until their respective successors are duly elected and qualified:

	Nominees	For	Against	Abstain	Broker Non-Votes
(a)	Susan L. Main	74,988,108	520,212	127,307	3,759,050
(b)	Steven C. Mizell	73,613,473	1,894,481	127,673	3,759,050
(c)	Nicole Parent Haughey	75,009,105	499,709	126,813	3,759,050
(d)	Lauren B. Peters	73,797,268	1,766,326	72,033	3,759,050
(e)	Ellen Rubin	75,024,345	484,448	126,834	3,759,050
(f)	Gregg. C. Sengstack	73,914,861	1,148,614	572,152	3,759,050
(g)	John H. Stone	75,346,136	216,726	72,765	3,759,050
(h)	Dev Vardhan	75,022,796	484,656	128,175	3,759,050

Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
70,762,299	4,764,005	109,323	3,759,050

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and authorization of the Audit and Finance Committee of the Board to set the independent registered public accounting firm’s remuneration for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
77,203,799	2,144,495	46,383	—

Proposal 4. Approval to renew the Board’s authority to issue shares under Irish law:

For	Against	Abstain	Broker Non-Votes
78,965,368	342,995	86,314	—

Proposal 5. Approval to renew the Board’s authority to issue shares for cash without first offering shares to existing shareholders (Special Resolution under Irish law):

For	Against	Abstain	Broker Non-Votes
73,957,828	5,323,583	113,266	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC
(Registrant)

Date:	June 9, 2025	/s/ Tandra M. Foster
Tandra M. Foster Deputy General Counsel and Corporate Secretary